(10)(a) Property management agreement between Autumn Ridge Joint Venture and Berry and Boyle Residential Services.(included as an exhibit to the Partnership's Form 10-K for the fiscal year ended December 31, 1990 and incorporated herein by reference).

(10)(b) Property management agreement regarding Sin Vacas between Cluster Housing Properties and L'Auberge Communities Inc. dated May 15, 1996.

(10)(c) Property management agreement regarding Villa Antigua between Cluster Housing Properties and L'Auberge Communities Inc. dated November 1, 1996.

(10)(d) Documents pertaining to the permanent loan refinancing for the Sin Vacas Joint Venture (included as an exhibit to the Partnership's Form 10-K for the fiscal year ended December 31, 1992 and incorporated herein by reference).

(10)(e) Documents pertaining to the permanent loan refinancing for the Autumn Ridge Joint Venture (included as an exhibit to the Partnership's Form 10-K for the fiscal year ended December 31, 1992 and incorporated herein by reference).

(10)(f) Documents pertaining to the permanent loan refinancing for the Villa Antigua Joint Venture (included as an exhibit to the Partnership's Form 10-K for the fiscal year ended December 31, 1992 and incorporated herein by reference).

(10)(g) First Amendment to Joint Venture Agreement of L'Auberge Pinecliff Joint Venture and Related Assignment of Joint Venture Interest.

(10)(h)    Agreement Re Villa Sin Vacas Joint Venture

(10)(i)    Agreement Re Villa Antigua Joint Venture

(27)       Financial Data Schedule